NUMBER                                                                 SHARES

UC
                                  UNIVEC, Inc.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                                            CUSIP 91335U 10 8
                                                     SEE REVERSE FOR CERTAIN
                                                DEFINITIONS AND CLASS PROVISIONS

THIS CERTIFIES that






is the holder of


   FULLY PAID AND NON-ASSESSABLE SHARES $.001 PAR VALUE OF THE COMMON STOCK OF UNIVEC, Inc., transferable only on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not transferable until countersigned and registered by the Transfer Agent and Registrar.
  WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

Dated:
                                      SEAL


           Secretary                                      President

COUNTERSIGNED AND REGISTERED:
     CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                (Jersey City, NJ)
                      TRANSFER AGENT AND REGISTRAR

BY

                                 AUTHORIZED SIGNATURE


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                                  UNIVEC, Inc.

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO ANY STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations.


TEN COM - as tenants in common     UNIF GIFT MIN ACT _______ Custodian _______
                                                      (Cust)           (Minor)
TEN ENT - as tenants by entireties
                                              under Uniform Gifts to Minors Act
JT TEN  - as joint tenants with               _________________________________
          right of survivorship                           (State)
          and not as tenants in
          common

    Additional abbreviations may also be used though not in the above list.

For value received _______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
|                                    |
|                                    |
|____________________________________|_________________________________________

_______________________________________________________________________________
     Please print or typewrite name and address, including postal zip code of assignee

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________________________

_______________________________________________________________________Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,___________________
                             __________________________________________________
                             NOTICE: The signature to this assignment must
                                     correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION, (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15.